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                                                                   EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference and use in this registration statement of our report dated April 18, 1997 included in Network General Corporation's Form 10-K for the year ended March 31, 1997 and to all references to our firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

San Jose, California
October 30, 1997